                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                   -------------

                                      FORM 8-K

                                   CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


                 Date of Report (Date of earliest event reported):
                                   August 28, 2001


                                PURCHASESOFT, INC.
                                -------------------
                 (Exact Name of Registrant as Specified in Charter)


                                      DELAWARE
                   (State or Other Jurisdiction of Incorporation)

          0-11791                                      13-2897997
          -----------------------------------------------------------
         (Commission File Number)                    (IRS Employer
                                                   Identification No.)


                One Research Drive, Suite 1008 Westborough, MA 01581
               -------------------------------------------------------
               (Address of Principal Executive Offices)     (Zip Code)



                Registrant's telephone number, including area code:
                                   (508) 599-1300
                                   --------------

     ITEM 5.  OTHER EVENTS.


     PurchaseSoft, Inc. (the "Company") announced today that it elected to extend the expiration date of its rights offering from August 28, 2001 to September 7, 2001, 5:00 p.m., New York City time. A copy of the news release announcing the extension is filed as Exhibit 99.1 to this Report.


     ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits


          Exhibit
          Number    Description
          -------   -----------
          99.1      Press Release dated August 28, 2001



                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PURCHASESOFT, INC.


                              By: /s/ Donald S. LaGuardia
                                  ------------------------------------------
                              Name:     Donald S. LaGuardia
                              Title:    President and Chief Executive Officer



Dated:  August 28, 2001

                                 INDEX TO EXHIBITS


Exhibit
Number                   Description
-------                  -----------
99.1                     Press Release dated August 28, 2001